Restructuring	6 Months Ended
Jun. 30, 2020
Restructuring and Related Activities [Abstract]
Restructuring
4.	Restructuring

The following table summarizes the changes in the Company’s restructuring accrual:

	2018 Restructuring Activities	2019 Restructuring Activities	Total
Balance at December 31, 2019	$4.2	$1.5	$5.7
Severance payments	(1.0)	(1.4)	(2.4)
Accretion of interest (a)	0.3	—	0.3

Balance at June 30, 2020	$3.5	$0.1	$3.6

(a)	Accretion of interest is included within “Restructuring expenses” in the unaudited Condensed Consolidated Statements of Operations.

Accreted interest recognized related to restructuring activities associated with a historical acquisition was $0.3 million and $0.1 million for both the three and six months ended June 30, 2019 and 2020, respectively.

The current portion of the restructuring accrual of $2.9 million and $1.4 million at December 31, 2019 and June 30, 2020, respectively, is included within “Accrued expenses and other current liabilities” on the unaudited Condensed Consolidated Balance Sheets. The long-term portion of the restructuring accrual of $2.8 million and $2.2 million at December 31, 2019 and June 30, 2020, respectively, is included within “Other noncurrent liabilities” on the unaudited Condensed Consolidated Balance Sheets.

Of the $3.6 million restructuring accrual outstanding as of June 30, 2020, approximately $1.0 million is expected to be paid in 2020, $1.6 million in 2021 and $1.6 million in 2022, less accreted interest of $0.6 million.